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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): February 6, 1998


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


     Pennsylvania                        0-21639                23-2858652
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)


                       515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 793-9300
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Item 7.  Financial Statements and Exhibits.


NCO Group, Inc. is amending Item 7(a) and Item 7(b) of its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 1998 with respect to the acquisition of the market research business of The Response Center Division of TeleSpectrum Worldwide, Inc. to provide that, as a result of the filing of NCO Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, no audited or pro forma financial statements with respect to such acquisition are required pursuant to the requirements of Form 8-K and Regulation S-X.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NCO GROUP, INC.


                                          By:  /s/ Steven L. Winokur
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                                               Executive Vice President, Finance
                                               and Chief Financial Officer



Date:   April 22, 1998